EXHIBIT 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including any and all amendments thereto) with respect to the voting common stock, par value $0.01 per share, of Loral Space & Communications Inc., and further agree that this Joint Filing Agreement shall be included as an Exhibit to such joint filings.

The undersigned further agree that each party hereto is responsible for the timely filing of such Statement on Schedule 13D and any amendments thereto, and for the accuracy and completeness of the information concerning such party contained therein; provided, however, that no party is responsible for the accuracy or completeness of the information concerning any other party, unless such party knows or has reason to believe that such information is inaccurate.

This Joint Filing Agreement may be signed in counterparts with the same effect as if the signature on each counterpart were upon the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of August 4, 2014.

HIGHLAND CAPITAL MANAGEMENT SERVICES, INC.

By:	/s/ James D. Dondero
	Name:	James D. Dondero
	Title:	President

HIGHLAND CAPITAL MANAGEMENT, L.P.

By:	Strand Advisors, Inc., its general partner

By:	/s/ James D. Dondero
	Name:	James D. Dondero
	Title:	President

HIGHLAND SELECT EQUITY MASTER FUND, L.P.

By:	Highland Select Equity Fund GP, L.P., its general partner

By:	Highland Select Equity GP, LLC., its general partner

By:	Highland Capital Management, L.P., its sole member

By:	Strand Advisors, Inc., its general partner

By:	/s/ James D. Dondero
	Name:	James D. Dondero
	Title:	President

HIGHLAND SELECT EQUITY FUND GP, L.P.

By:	Highland Select Equity GP, LLC., its general partner

By:	Highland Capital Management, L.P., its sole member

By:	Strand Advisors, Inc., its general partner

By:	/s/ James D. Dondero
	Name:	James D. Dondero
	Title:	President

HIGHLAND SELECT EQUITY GP, LLC

By:	Highland Capital Management, L.P., its sole member

By:	Strand Advisors, Inc., its general partner

By:	/s/ James D. Dondero
	Name:	James D. Dondero
	Title:	President

HIGHLAND FUNDS II, on behalf of HIGHLAND GLOBAL ALLOCATION FUND

By:	/s/ Brian Mitts
	Name:	Brian Mitts
	Title:	Treasurer

HIGHLAND CAPITAL MANAGEMENT FUND ADVISORS, L.P.

By:	Strand Advisors XVI, Inc., its general partner

By:	/s/ Brian Mitts
	Name:	Brian Mitts
	Title:	Assistant Secretary

STRAND ADVISORS XVI, INC.

By:	/s/ Brian Mitts
	Name:	Brian Mitts
	Title:	Assistant Secretary

STRAND ADVISORS, INC.

By:	/s/ James D. Dondero
	Name:	James D. Dondero
	Title:	President

NEXPOINT CREDIT STRATEGIES FUND

By:	/s/ James D. Dondero
	Name:	James D. Dondero
	Title:	Authorized Signatory

NEXPOINT ADVISORS, L.P.

By:	NexPoint Advisors, GP, LLC, its general partner

By:	/s/ Brian Mitts
	Name:	Brian Mitts
	Title:	Secretary

NEXPOINT ADVISORS GP, LLC

By:	/s/ Brian Mitts
	Name:	Brian Mitts
	Title:	Secretary

/s/ James D. Dondero
James D. Dondero